                                                               Exhibit (a)(1)(C)

                         NOTICE OF GUARANTEED DELIVERY

                                      for

                        Tender of Shares of Common Stock

                                       of

                             Command Systems, Inc.

                                       to

                         ICICI Acquisition Corporation

                          A Wholly Owned Subsidiary Of
                              ICICI Infotech Inc.

                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

   This form, or one substantially equivalent hereto, must be used to accept the Offer (as defined below) if a certificate(s) representing shares of common stock, par value $0.01 per share (collectively, the "Shares"), of Command Systems, Inc., a Delaware corporation (the "Company"), is not immediately available (or if the procedure for book-entry transfer cannot be completed on a timely basis), or if time will not permit all required documents to reach the Depositary identified below prior to the Expiration Date (as defined in Section 1 ("Terms of the Offer") of the Offer to Purchase (as defined below)). Such form may be delivered by hand, transmitted by facsimile transmission or mailed to the Depositary at the addresses and facsimile number set forth below. See
Section 2 ("Procedure for Accepting the Offer and Tendering Shares") of the Offer to Purchase.

                        The Depositary For The Offer Is:

                         EquiServe Trust Company, N.A.
                                Facsimile Number
                       (for Eligible Institutions Only):
                                 (781) 575-4826

                                                  By Mail
                                        (registered or certified mail
            By Hand:                            recommended):                  By Overnight Courier:
       Securities Transfer             EquiServe Trust Company, N.A.       EquiServe Trust Company, N.A.
   & Reporting Services, Inc.                Corporate Actions                   Corporate Actions
c/o EquiServe Limited Partnership              P.O. Box 9573                    40 Campanelli Drive
  100 Williams Street Galleria        Boston, Massachusetts 02205-9573    Braintree, Massachusetts 02184
    New York, New York 10038

                          Confirm Receipt of Notice of
                       Guaranteed Delivery by Telephone:
                                 (781) 575-4816

                        Fax Confirmation: (781) 575-4826

   DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

   This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

   The Eligible Institution that completes this form must communicate the guarantee to the Depositary and must deliver the Letter of Transmittal or an Agent's message (as defined in Section 2 ("Procedure for Accepting the Offer and Tendering Shares") of the Offer to Purchase) and certificate(s) representing the Shares to the Depositary within the time period specified herein. Failure to do so could result in a financial loss to the Eligible Institution.

              THE GUARANTEE ON THE REVERSE SIDE MUST BE COMPLETED

Ladies and Gentlemen:

   The undersigned hereby tenders to ICICI Acquisition Corporation, a Delaware corporation ("Purchaser"), a wholly owned subsidiary of ICICI Infotech Inc., a Delaware corporation ("Parent"), upon the terms and subject to the conditions set forth in the Offer to Purchase dated February 12, 2001 (the "Offer to Purchase") and the related Letter of Transmittal (which, including any amendments or supplements thereto, collectively constitute the "Offer"), receipt of which is hereby acknowledged, the number of Shares specified below pursuant to the guaranteed delivery procedures set forth in Section 2 ("Procedure for Accepting the Offer and Tendering Shares") of the Offer to Purchase.

Number of Shares: ______________________________________________________________
Certificates No(s). (if available): ____________________________________________

[_] Check if securities will be tendered by book-entry transfer

Name of Tendering Institution: _________________________________________________
________________________________________________________________________________

Address(es):
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
                                                                    (Zip Code)

Account No.: ___________________________________________________________________
Dated: _________________________________, 2001

Name(s) of Record Holder(s):
________________________________________________________________________________
________________________________________________________________________________
                                 (Please Print)

Address(es):
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
                                   (Zip Code)

Area code and telephone No(s): _________________________________________________
________________________________________________________________________________

________________________________________________________________________________
                                 (Signature(s)

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

    The undersigned, a member in good standing of the Security Transfer Agent's Medallion Program (each, an "Eligible Institution"), (a) represents that the above named person(s) own(s) the Shares tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (b) represents that such tender of Shares complies with Rule 14e-4 under the Exchange Act, and (c) guarantees delivery to the Depositary, at one of its addresses set forth above, of certificate(s) representing the Shares tendered hereby in proper form for transfer, or confirmation of book-entry transfer of such Shares into the Depositary's accounts at The Depository Trust Company, in each case with delivery of a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) with any required signature guarantees, or an Agent's Message in the case of a book-entry transfer, and any other required documents, within three Nasdaq trading days after the date hereof.

Name of Firm: __________________________________________________________________

Address: _______________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
                                                                      (Zip Code)

Area Code and Tel. No.: ________________________________________________________
________________________________________________________________________________
                             (Authorized Signature)

Name: __________________________________________________________________________
                             (Please Type or Print)

Title: _________________________________________________________________________
Date: ____________________________________________________________________, 2001
NOTE: DO NOT SEND CERTIFICATES FOR SHARES WITH THIS NOTICE OF GUARANTEED DELIVERY. CERTIFICATES FOR SHARES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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